Exhibit 4.1

CC
NUMBER
©SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION
COMMON STOCK
COMMON STOCK
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
CoreCivic
CUSIP 21871N 10 1
CORECIVIC, INC.
SEE REVERSE FOR CERTAIN DEFINITIONS
A Maryland Corporation
THIS CERTIFIES THAT
SPECIMEN
is the registered holder of
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
CoreCivic, Inc. a Maryland Corporation (the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned.
This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
In Witness Whereof the Corporation has caused the facsimile signatures of its duly authorized officers and the facsimile of its seal to be printed hereon.
Dated: CoreCivic, Inc.
CORPORATE
SEAL 2000
MARYLAND *
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
BY:
TRANSFER AGENT AND REGISTRAR
AUTHORIZED OFFICER
PRESIDENT AND CHIEF EXECUTIVE OFFICER
SECRETARY

CORECIVIC, INC.

THE CORPORATION HAS THE AUTHORITY TO ISSUE SHARES OF CAPITAL STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF CAPITAL STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. SUCH REQUESTS MAY BE MADE BY A STOCKHOLDER OF THE CORPORATION TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

THE CHARTER OF THE CORPORATION IMPOSES RESTRICTIONS ON TRANSFERABILITY OF THE CORPORATION’S STOCK AND LIMITATIONS ON OWNERSHIP OF THE CORPORATION’S STOCK FOR THE PURPOSE, AMONG OTHERS, OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE RESTRICTIONS AND LIMITATIONS. SUCH REQUESTS MAY BE MADE BY A STOCKHOLDER OF THE CORPORATION TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.